                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Financial Highlights", "Shareholder Services - Statements and
Reports" and "General Information - Independent Auditors" and to the use of our report dated November 10, 1994, in this Registration Statement (Form N-1A 2-94093) of Alliance
Counterpoint Fund.


                                  /s/ Ernst & Young LLP

                                  ERNST & YOUNG LLP


New York, New York
October 25, 1995



































00250043.AC8